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                                                                    EXHIBIT 23.5



                           [GRANT THORTON LETTERHEAD]


INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Form S-4 Registration Statement of our report on the financial statements of Newfoundland Ocean Enterprises Limited dated May 12, 1997, which appears in Exhibit 99.3 of the Report on Form 8-K/A dated as of March 17, 1998.



                                                   /s/ Grant Thorton

St. John's, Newfoundland, Canada
September 24, 1999                                 Chartered Accountants

                                EX 23.5 - Page 1